UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 2, 2026

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)
                     ___________________________________________

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe,	Louisiana	71203
(Address of principal executive offices)		(Zip Code)
(318) 388-9000
(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value per share	LUMN	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Indicate by check mark whether any registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on February 2, 2026 (the “Original Form 8-K”), on February 2, 2026, Lumen Technologies, Inc. (the “Company”) and certain of its indirect wholly owned subsidiaries completed the previously announced sale of the Company’s Mass Markets fiber-to-the-home business in Arizona, Colorado, Florida, Idaho, Iowa, Minnesota, Nebraska, Nevada, Oregon, Utah and Washington (the “Business”) following a series of pre-closing and closing transactions pursuant to the Purchase Agreement, dated May 21, 2025, with Forged Fiber 37, LLC, an indirect wholly owned subsidiary of AT&T Inc. (“AT&T”), and AT&T DW Holdings, Inc., an indirect wholly owned subsidiary of AT&T.

This Amendment to Current Report on Form 8-K is being filed to amend and supplement the Original Form 8-K, the sole purpose of which is to provide the pro forma financial information required by Item 9.01, which was excluded from the Original Form 8-K and is filed as Exhibit 99.2 hereto and is incorporated herein by reference. All other items in the Original Form 8-K remain the same.

Item         9.01    Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

Attached hereto as Exhibit 99.2 are the following unaudited pro forma condensed consolidated financial statements: unaudited pro forma condensed consolidated balance sheet as of September 30, 2025 and unaudited pro forma consolidated statements of operations for the fiscal year ended December 31, 2024 and the interim period ended September 30, 2025, which reflect the sale of the Business.

(d)    Exhibits.
The following exhibits are furnished with the above-described Current Report on Form 8-K:

Exhibit No.	Description
2.1
Purchase Agreement, dated as of May 21, 2025, by and among Lumen Technologies, Inc., the Sellers named therein, Forged Fiber 37, LLC, and, solely for purposes of Section 11.16 thereof, AT&T DW Holdings, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K, dated May 21, 2025).

99.1	Press Release, dated February 2, 2026 (incorporated by reference to Exhibit 99.1 to the Original Form 8-K).
99.2	Unaudited Pro Forma Condensed Consolidated Financial Information of Lumen Technologies, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL).
*Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and other attachments have been omitted from this filing and will be furnished to the Securities and Exchange Commission supplementally upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc. has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

Dated: February 4, 2026	By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President and Chief Financial Officer

3